Public Service Enterprise Group PSEG Earnings Conference Call 2 nd Quarter 2017 July 28, 2017 EXHIBIT 99.1

Forward-Looking Statements
Certain of the matters discussed in this presentation about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such
forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,”
“hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made
by
us
herein
are
discussed
in
filings
we
make
with
the
United
States
Securities
and
Exchange
Commission
(SEC)
including
our
Annual
Report
on
Form
10-K
and
subsequent
reports
on
Form
10-Q and Form 8-K.  These factors include, but are not limited to:
•     fluctuations in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units;
•     our ability to obtain adequate fuel supply;
•     any inability to manage our energy obligations with available supply;
•     increases in competition in wholesale energy and capacity markets;
•     changes in technology related to energy generation, distribution and consumption and customer usage patterns;
•     economic downturns;
•     third party credit risk relating to our sale of generation output and purchase of fuel;
•     adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements;
•     changes in state and federal legislation and regulations;
•     the impact of pending rate case proceedings;
•     regulatory, financial, environmental, health and safety risks associated with our ownership and operation of nuclear facilities;
•     adverse changes in energy industry laws, policies and regulations, including market structures and transmission planning;
•     changes in federal and state environmental regulations and enforcement;
•     delays in receipt of, or an inability to receive, necessary licenses and permits;
•     adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry;
•     changes in tax laws and regulations;
•     the impact of our holding company structure on our ability to meet our corporate funding needs, service debt and pay dividends;
•     lack of growth or slower growth in the number of customers or changes in customer demand;
•     any inability of Power to meet its commitments under forward sale obligations;
•     reliance on transmission facilities that we do not own or control and the impact on our ability to maintain adequate transmission capacity;
•     any inability to successfully develop or construct generation, transmission and distribution projects;
•     any
equipment
failures,
accidents,
severe
weather
events
or
other
incidents
that
impact
our
ability
to
provide
safe
and
reliable
service
to
our
customers;
•     our inability to exercise control over the operations of generation facilities in which we do not  maintain a controlling interest;
•     any inability to maintain sufficient liquidity;
•     any inability to realize anticipated tax benefits or retain tax credits;
•     challenges associated with recruitment and/or retention of key executives and a qualified workforce;
•     the impact of our covenants in our debt instruments on our operations; and
•     the impact of acts of terrorism, cybersecurity attacks or intrusions.
All of the forward-looking statements made in this presentation are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this presentation apply only as of the date of this presentation. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws.
The forward-looking statements contained in this presentation are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

GAAP Disclaimer
PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in
addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP).
Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Net Income. Non-GAAP Operating
Earnings exclude the impact of returns (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM)
accounting and material one-time items.  Non-GAAP Adjusted EBITDA excludes the same items as our non-GAAP Operating
Earnings measure as well as income tax expense, interest expense and depreciation and amortization. The last two slides in this presentation (Slides A and B) include a list of items excluded from Net Income/(Loss) to reconcile to non-GAAP Operating
Earnings and non-GAAP Adjusted EBITDA with a reference to those slides included on each of the slides where the non-GAAP information appears.
Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. Management believes non-GAAP
Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating operating performance because it provides them with an additional tool to compare business performance across companies and across periods. Management also believes that non-GAAP Adjusted EBITDA is widely used by investors to measure operating performance without regard to items such as income tax expense, interest expense and depreciation and amortization, which can vary substantially from company to company depending upon, among other things, the book value of assets, capital structure and whether assets were constructed or acquired. Non-GAAP Adjusted EBITDA also allows investors and other users to assess the underlying financial performance of our fleet before management’s decision to deploy capital. The presentation of non-GAAP Operating Earnings and non-GAAP Adjusted
EBITDA is intended to complement, and should not be considered an alternative to, the presentation of Net Income, which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings and non-GAAP
Adjusted EBITDA as presented in this release may not be comparable to similarly titled measures used by other companies.
Due to the forward looking nature of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA guidance, PSEG is unable to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measure.  Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility.
These materials and other financial releases can be found on the PSEG website at www.pseg.com, under the Investors tab. From time to time, PSEG, PSE&G and
PSEG Power release important information via postings on their corporate website at http://investor.pseg.com. Investors and other interested parties are encouraged to visit the corporate website to review new postings. The “email alerts” link at http://investor.pseg.com may be used to enroll to receive automatic email alerts and/or really simple syndication (RSS) feeds regarding new postings at http://investor.pseg.com/rss.

PSEG 2017 Q2 Review Ralph Izzo Chairman, President and Chief Executive Officer

Second Quarter Highlights
Net Income of $0.22 vs. Net Income of $0.37 per share in Q2 2016, reflecting Hudson & Mercer retirements
Non-GAAP Operating Earnings* of $0.62 vs. $0.57 per share in Q2 2016
PSE&G
achieved
17%
growth
in
Q2
earnings
per
share
over
Q2
2016
–
supported
by
increased
investment in transmission and distribution, and cost containment
PSEG Power results aided by continued cost control
Operational Excellence
Nuclear
fleet
achieved
a
capacity
factor
of
89.6%
for
Q2
and
94.8%
for
the
first-half
of
2017
PSE&G named Smart Electric Power Alliance’s (SEPA) 2017 Investor Owned Utility of the Year,
recognizing PSE&G’s Solar 4 All program and its leadership in landfill and brownfield solar development
Disciplined Capital Investment –
Producing Results
PSEG to invest ~$4.7 billion in 2017, consisting of ~$3.4 billion at PSE&G and ~$1.2 billion at PSEG Power
Regulatory & Policy Focus: New Jersey Board of Public Utilities (BPU) actions support infrastructure investment; Energy Efficiency agreement in principle reached; $2.7 billion, 5-year Gas System
Modernization Program (GSMP) extension and expansion filing
Hudson and Mercer coal/gas generating stations retired on June 1
PSEG
Q2
2017
–
Solid
financial
results
at
both
businesses
*  See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).

PSEG Q2 Summary –
GAAP EPS decline reflects Hudson
& Mercer retirements
Quarter ended June 30
*See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).
$ millions (except EPS)
2017
2016
Change
Net Income
$  109
$  187
$  (78)
Reconciling Items
207
102
105
Operating Earnings (non-GAAP)*
$   316
$   289
$  27
EPS from Net Income
$  0.22
$  0.37
$  (0.15)
EPS from Operating Earnings (non-GAAP)*
$  0.62
$  0.57
$  0.05
Non-GAAP EPS results up 9%

PSEG First Half Summary –
GAAP EPS decline reflects
Hudson & Mercer June 1 retirements
Six Months ended June 30
*See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).
$ millions (except EPS)
2017
2016
Change
Net Income
$  223
$  658
$  (435)
Reconciling Items
559
94
465
Operating Earnings (non-GAAP)*
$  782
$  752
$  30
EPS from Net Income
$  0.44
$  1.30
$  (0.86)
EPS from Operating Earnings (non-GAAP)*
$  1.54
$  1.48
$  0.06
Non-GAAP EPS results up 4%

PSE&G –
BPU Proposal to Incentivize Investment
Infrastructure Investment Program (IIP)
The BPU on June 30 proposed changes in regulation that would:
Encourage and support accelerated utility investment
Support system safety, reliability, resiliency and sustained economic growth in NJ
Support accelerated recovery on qualifying investments, and
Allow utility companies the option to seek approval for investment programs extending up to five years (with a base rate case within five years)
The BPU is receiving comments on the proposal, and a final order is anticipated by year-end

Growth in utility infrastructure investment drives increased growth in regulated earnings contribution

$2.80 -
$3.00E
PSEG -
Maintaining 2017 Non-GAAP Earnings Guidance
$2.90
Non-GAAP Operating Earnings*
Contribution by Subsidiary and 2017 Guidance
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).
** Based
on
the
mid-point
of
2017
non-GAAP
Operating
Earnings
guidance
of
$2.80
-
$3.00
per
share.
E
=
Estimate.
2016
2017E**
PSE&G
Power
Enterprise/Other
60%
66%
32%
35%

PSEG 2017 Q2 Operating Company Review Dan Cregg EVP and Chief Financial Officer

PSEG –
Q2 Results by Subsidiary
GAAP Net Income/(Loss)
2017
2016
Change
PSE&G
$  0.41
$  0.35
$  0.06
PSEG Power
$ (0.19)
$ (0.02)
$  (0.17)
PSEG Enterprise/Other
$  0.00
$  0.04
$  (0.04)
Total PSEG
$  0.22
$  0.37
$  (0.15)
Non-GAAP Operating Earnings*
2017
2016
Change
PSE&G
$  0.41
$  0.35
$  0.06
PSEG Power
$  0.19
$  0.18
$  0.01
PSEG Enterprise/Other
$  0.02
$  0.04
$ (0.02)
Total PSEG*
$  0.62
$  0.57
$  0.05
*See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSEG Power and PSEG
Enterprise/Other.
PSEG Q2 EPS Summary –
Quarter ended June 30

$0.37
$0.57
0.06
0.01
$0.62
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
PSEG EPS Reconciliation –
Q2 2017 versus Q2 2016
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).
Capacity  0.01
Higher
Volume  0.01
Recontracting
(0.03)
O&M  0.02
Transmission
0.04
Electric and
Gas Margin
0.02
D&A  (0.01)
Other  0.01
Q2 2017
Net
Income
Q2 2016
Net
Income
PSEG
Power
PSE&G
Enterprise/
Other
Q2 2016
Operating
Earnings
(non-GAAP)*
Q2 2017
Operating
Earnings
(non-GAAP)*
Interest
Expense
and
Taxes
(0.02)
$0.22
Utility investment and cost control drove Q2 results

PSEG –
First Half Results by Subsidiary
GAAP Net Income/(Loss)
2017
2016
Change
PSE&G
$   1.00
$  0.87
$  0.13
PSEG Power
$ (0.53)
$  0.36
$ (0.89)
PSEG Enterprise/Other
$ (0.03)
$  0.07
$ (0.10)
Total PSEG
$  0.44
$  1.30
$ (0.86)
Non-GAAP Operating Earnings*
2017
2016
Change
PSE&G
$  1.00
$  0.87
$  0.13
PSEG Power
$  0.49
$  0.54
$ (0.05)
PSEG Enterprise/Other
$  0.05
$  0.07
$ (0.02)
Total PSEG*
$  1.54
$  1.48
$ 0.06
PSEG First Half EPS Summary –
Six months ended June 30
*See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSEG Power and PSEG
  Enterprise/Other.

PSEG EPS Reconciliation –
First Half 2017 versus First Half 2016
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).
Capacity  0.01
Higher Gas
Send-out  0.02
Recontracting  (0.13)
O&M  0.05
Transmission  0.07
Electric and Gas
Margin  0.05
Distribution
O&M  0.02
Distribution
D&A  (0.02)
Taxes & Other  0.01
YTD 2017
Net
Income
YTD 2016
Net
Income
PSEG
Power
PSE&G
Enterprise/
Other
YTD 2016
Operating
Earnings
(non-GAAP)*
YTD 2017
Operating
Earnings
(non-GAAP)*
Interest
Expense,
Taxes
and Other
Utility investment and cost control drove year-to-date growth
$1.30
$1.48
0.13
$1.54
(0.05)
(0.02)
$0.00
$0.50
$1.00
$1.50
$2.00
$0.44

PSE&G 2017 Q2 Review

$0.35
0.06
0.00
$0.41
0.00
0.10
0.20
0.30
0.40
0.50
0.60
0.70
15
PSE&G EPS Reconciliation –
Q2 2017
versus Q2 2016
Q2 2017
Net Income
Q2 2016
Net Income
Transmission
0.04
Electric
and Gas
Margin  0.02
D&A  (0.01)
Other 0.01
Earnings per share rose by 17% vs. Q2 2016,
reflecting infrastructure investment

PSE&G –
Q2 2017 weather had minor impact on EPS
2017  vs. 2016 vs. Normal
PSE&G Monthly Weather Summary
279
174
20
365
170
5
359
128
15
0
100
200
300
400
500
2017
2016
Normal
358
851
3,160
129
1,164
2,497
166
877
3,019
0
500
1,000
1,500
2,000
2,500
3,000
3,500
2017
2016
Normal
April
May
June
April
May
June
Monthly Temperature Humidity Index (THI)
Monthly Heating Degree Days (HDD)
Q2 2017 heating degree days were
~12% lower than Q2 2016
and ~6% lower than normal
Q2 2017 temperature-humidity index
was ~15% higher than Q2 2016
and ~8% higher than normal

PSE&G –
Regulatory Agreement/Filing Support Long-term Objectives
PSE&G’s recent filing to extend its Gas System Modernization Program (GSMP)
and an agreement reached on its proposed Energy Efficiency investment program reinforce PSE&G’s commitment to provide clean, reliable energy for its customers
Gas System Modernization Program II
In July, PSE&G filed for a 5-year extension of the GSMP which would accelerate the pace of replacement of its aging cast iron and unprotected steel mains and associated service. PSE&G is proposing to invest approximately $540 million per year, or up to $2.7 billion, over the 5-year program beginning in 2019. The filing is consistent with the draft regulations that the BPU issued in June regarding Infrastructure
Investment Programs.
Energy Efficiency
In July, PSE&G reached an agreement in principle with BPU Staff and Rate Counsel related to its proposed request to extend its investment in Energy Efficiency. Under the agreement, PSE&G would invest $69 million in energy efficiency equipment for hospitals, multi-family housing and other sectors and a residential energy efficiency offering for smart thermostats and data analytics. The agreement represents more than 90% of PSE&G’s request.

PSE&G –
Q2 Operating Highlights
Filed for a 5-year extension and expansion of our Gas System Modernization Program
Agreement in principle reached on PSE&G’s Energy Efficiency filing provides a ~$69 million investment
PSE&G set to file its distribution base rate case with the BPU no later than November 1, 2017
Operations
Regulatory and Market
Environment
PSE&G’s Q2 2017 earnings increased by $0.06 or 17% to $0.41 per share
PSE&G is on-track to meet its 2017 plan to invest approximately ~$3.4 billion to upgrade and expand
Transmission & Distribution infrastructure
PSE&G’s
2017
Net
Income
guidance
range
remains
unchanged
at
$945
-
$985
million
Financial
Total electric sales were flat on a weather normalized basis for the trailing 12 months ended June 30
Total firm gas sales were slightly higher at 0.4% for the trailing 12 months ended June 30 due to increased commercial sales
The first half of 2017 was the 3rd mildest in New Jersey state records with HDD ~9% below normal and ~2% lower than first-half 2016
SEPA named PSE&G its 2017 Investor Owned Utility of the Year, recognizing its leadership in utility-scale solar development on landfill and brownfield sites

PSEG Power 2017 Q2 Review

$0.18
0.02
$0.19
$(0.02)
(0.01)
$(0.19)
-0.20
-0.10
0.00
0.10
0.20
0.30
Capacity  0.01
Higher Volume  0.01
Recontracting/
Lower Prices  (0.03)
PSEG Power EPS Reconciliation –
Q2 2017 versus Q2 2016
O&M
* See Slide B for Items excluded from Net Income/(Loss) to reconcile to non-GAAP Operating Earnings for PSEG Power.
Q2 2016
Operating
Earnings*
(non-GAAP)
Q2 2017
Operating
Earnings*
(non-GAAP)
Fewer outage-related days and cost control offset lower prices
Q2 2017
Net (Loss)
Q2 2016
Net (Loss)

PSEG Power –
Q2 Generation increases 4%
6,983
7,566
912
1,360
4,551
4,025
0
5,000
10,000
15,000
2016
2017
Total Nuclear
Total Coal**
Natural Gas
* Excludes solar and Kalaeloa.   ** Includes figures for Pumped Storage.
PSEG Power –
Generation (GWh)*
12,446
12,951
PSEG Power –
Capacity Factors (%)
Quarter ended
June 30
2016
2017
Combined
Cycle
PJM and NY
62.3%
55.3%
Coal**
PA
57.0%
81.3%
CT
0.0%
0.9%
Nuclear
82.7%
89.6%
Quarter ended
June 30
($ millions)
2016
2017
Gas
$  64
$  83
Coal
$  22
$  31
Total Fossil
$  86
$  114
Nuclear
$  48
$  47
Total Fuel
Cost
$  134
$  161
Total
Generation
(GWh)
12,446
12,951
$ / MWh
10.77
12.43
PSEG Power –
Fuel Costs

PSEG Power –
First Half Generation in-line with year-ago
Total Nuclear
Total Coal**
Natural Gas
* Excludes solar and Kalaeloa.   ** Includes figures for Pumped Storage.
PSEG Power –
Generation (GWh)*
25,646
25,786
PSEG Power –
Capacity Factors (%)
PSEG Power –
Fuel Costs
15,402
15,921
1,939
2,794
8,305
7,071
0
5,000
10,000
15,000
20,000
25,000
30,000
2016
2017
Six months
ended June 30
($ millions)
2016
2017
Gas
$  131
$  162
Coal
$  49
$  65
Total Fossil
$  180
$  227
Nuclear
$  105
$  101
Total Fuel
Cost
$  285
$  328
Total
Generation
(GWh
)
25,646
25,786
$ / MWh
11.11
12.72
Six months
ended June 30
2016
2017
Combined
Cycle
PJM and NY
57.0%
48.5%
Coal**
PA
57.9%
82.5%
CT
3.0%
5.2%
Nuclear
91.2%
94.8%

PSEG Power –
Gross Margin Performance
$0
$10
$20
$30
$40
$50
2015
2016
2017
$36
Quarter ended June 30
PS Zone pricing improved over Q2 2016
Baffle bolt replacement outages completed at both Salem units
Capacity revenues were up slightly vs. Q2 2016 reflecting step-up in New England capacity pricing to $232 MW/day
Regional spark spreads compressed in the quarter
Q2 2017 had 46 nuclear refueling outage days vs. 76 outage days in Q2 2016
Regional Performance
Region
Q2 Gross
Margin ($M)
Q2 2017 Performance
PJM
$431
Higher generation offset by
recontracting at lower prices
New
England
$19
Higher generation and prices
New York
$17
Higher generation and market prices
offset by lower hedges
PSEG Power Gross Margin ($/MWh)
$40
$39

Hedging Update…
Contracted Energy*
* HEDGE
PERCENTAGES
AND
PRICES
AS
OF
JUNE
30,
2017.
REVENUES
OF
FULL
REQUIREMENT
LOAD
DEALS
BASED
ON
CONTRACT
PRICE,
INCLUDING
RENEWABLE
ENERGY
CREDITS,
ANCILLARY,
AND
TRANSMISSION
COMPONENTS
BUT
EXCLUDING
CAPACITY.
HEDGES
INCLUDE
POSITIONS
WITH
MTM
ACCOUNTING
TREATMENT
AND
OPTIONS.
Jul-Dec
2017
2018
2019
Volume TWh
17
34
34
Base Load
% Hedged
100%
100%
40-45%
(Nuclear and Base Load Coal)
Price $/MWh
$46
$41
$41
Volume TWh
7
18
23
Intermediate, Combined Cycle,
% Hedged
60-65%
0%
0%
Peaking
Price $/MWh
$46
$ -
$ -
Volume TWh
20-25
52-54
58-60
Total
% Hedged
85-90%
65-70%
25-30%
Price $/MWh
$46
$41
$41

PSEG Power –
Q2 Operating Highlights
Q2 output up 4% with shorter Salem 2 refueling outage versus the extended Salem 1 outage in Q2 2016;
baffle bolt inspection and replacement addressed at Salem 2 this Spring
Nuclear fleet achieved average capacity factor of 89.6% in Q2, producing 7.6 TWh of energy
CCGT fleet capacity factor was 55.3% versus 62.3% in Q2 2016, CCGT availability remained strong at
~90% and produced 4.0 TWh of energy; Coal capacity factor up in PA on higher market demand, coal fleet produced 1.4 TWh of energy
Operations
Regulatory and Market
Environment
Financial
The 2020/2021 RPM auction (with 100% Capacity Performance requirement) resulted in a higher average price of $174 MW/day for 7,800 MW that cleared the auction
2017 expected generation output on track for 49-50 TWh; BGS load projected at 11 TWh
Recent court actions in New York and Illinois affirm state initiatives supporting Zero Emissions Credits
Construction on schedule and on budget at Keys and Sewaren 7 for targeted 2018 in-service;
Bridgeport Harbor 5 progressing on schedule for targeted 2019 operations
Power’s total debt as a percentage of capitalization at June 30 was 31%
Power’s
2017
non-GAAP
Operating
Earnings
guidance
range
remains
unchanged
at
$435
-
$510
million;
non-GAAP Adjusted EBITDA guidance for 2017 remains unchanged at $1,080 to $1,210 million

PSEG

PSEG Financial Highlights
PSE&G earnings forecast to grow 8.5% to comprise 66% of PSEG’s 2017 non-GAAP Operating Earnings
PSEG’s 5-Year capital spending forecast of $15 billion over 2017 –
2021
to be invested in PSE&G (82%) and Power (18%)
PSE&G successfully executing regulatory/policy initiatives supporting its 5-year, 7 -
9% annual growth in rate base
PSEG Power’s $2 billion investment in new generation, located in PJM and New England, will improve fleet efficiency and geographic diversity
Moody’s upgraded PSEG’s senior unsecured credit rating to Baa1, the
rating outlook is Stable; subsidiary company ratings were affirmed
Increased 2017 indicative common dividend by 4.9% to $1.72 per share
Financial position remains strong:
Cash from Power and increasing cash flow from operations at PSE&G supports dividend growth and funds capital spending program without the need to issue equity
Debt as a percentage of capitalization was 49% at June 30
Reiterating
2017
non-GAAP
Operating
Earnings
guidance
of
$2.80
-
$3.00
per
share

PSEG 2017 Guidance -
By Subsidiary
$ millions (except EPS)
2017E
2016
PSE&G (Net Income)
$945 -
$985
$889
PSEG Power
$435 -
$510
$514
PSEG Enterprise/Other
$35 -
$35
$72
Operating Earnings (non-GAAP)*
$1,415 -
$1,530
$1,475
Operating EPS (non-GAAP)*
$2.80 -
$3.00E
$2.90
Segment Operating Earnings Guidance and Prior Results
(non-GAAP, except as noted)*
$ millions
2017E
2016
PSEG Power
$1,080 -
$1,210
$1,201
PSEG Power Adjusted EBITDA (non-GAAP)*
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) and Slide B for Items excluded from Net Income/(Loss) to reconcile to Operating
Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP).  E = Estimate.

PSEG Liquidity as of June 30, 2017 29

Reconciliation of Non-GAAP Operating Earnings Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income. A

B
Reconciliation of Non-GAAP Operating Earnings and Non-GAAP
Adjusted EBITDA
Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings and Adjusted EBITDA as non-GAAP financial measures and how they differ from Net Income/(Loss).